Exhibit 99.2

FOR IMMEDIATE RELEASE

ADA-ES SCHEDULES 2013 FIRST QUARTER FINANCIAL RESULTS NEWS RELEASE AND CONFERENCE CALL

ADA-ES TO PARTICIPATE IN TWO UPCOMING INVESTOR CONFERENCES

Highlands Ranch, CO- April 30, 2013- ADA-ES, Inc. (NASDAQ:ADES) (“ADA” or the “Company”) today announced that it will issue its financial results for the first quarter ended March 31, 2013 on Wednesday, May 8th, 2013 after the stock markets close. Michael Durham, President & CEO, and Mark McKinnies, Senior VP & CFO, will conduct a conference call focusing on the financial results and business activities that afternoon at 5:00 pm ET:

•	(877) 709-8150 (Domestic)

•	(201) 689-8354 (International)

The conference call will also be webcast live via the “Investor Information” section at www.adaes.com.

The Company will participate in the following investor conferences:

•	Deutsche Bank Securities 2013 dbAccess Clean Tech, Utilities & Power One-on-One Conference on May 13th

•	Brean Capital 2013 Global Resources & Infrastructure Conference on May 20th

A copy of the slides to be used at these events will be available via the Investor Information section of www.adaes.com on or before May 13 2013, and will also be filed on Form 8-K with the Securities and Exchange Commission.

About ADA

ADA is a leader in clean coal technology and the associated specialty chemicals, serving the coal-fueled power plant industry. Our proprietary environmental technologies and specialty chemicals enable power plants to enhance existing air pollution control equipment, minimize mercury, CO2 and other emissions, maximize capacity, and improve operating efficiencies to meet the challenges of existing and pending emission control regulations.

With respect to mercury emissions:

•

Through our consolidated subsidiary, Clean Coal Solutions, LLC (“CCS”), we provide our patented Refined Coal (“RC”) CyClean™ technology to enhance combustion of and reduce emissions of NOx and mercury from coals in cyclone boilers and our patent pending M-45™ and M-45-PC™ technologies for Circulating Fluidized Boilers and Pulverized Coal boilers, respectively.

•	We supply Activated Carbon Injection (“ACI”) and Dry Sorbent Injection (“DSI”) systems, mercury measurement instrumentation, and related services.

•	Under an exclusive development and licensing agreement with Arch Coal, we are developing and commercializing an enhanced PRB coal with reduced emissions of mercury and other metals.

In addition, we are developing CO2 emissions technologies under projects funded by the U.S. Department of Energy (“DOE”) and industry participants.

The conference call referenced in this press release will include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements may include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of RC, revenues, earnings, cash flows and other financial measures; future operations; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of current and anticipated regulations, legislation and IRS guidance; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; inability to commercialize the new M-45-PC TM technology on favorable terms; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; impact of competition; our inability to ramp up operations to effectively address expected growth in our target markets; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

Contact:

Graham Mattison

Vice President, Investor Relations

(646) 319-1417

graham.mattison@adaes.com

www.adaes.com